MFS(R)/ SUN LIFE SERIES TRUST:

                               TOTAL RETURN SERIES

                      Supplement to the Current Prospectus

The Portfolio Manager section of the prospectus for the series listed above is hereby restated as follows:

The Total Return Series, is managed by a team of portfolio managers. The team is headed by David M. Calabro, and is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Lisa B. Nurme, each an MFS Senior Vice President and a portfolio manager of the series' equity portion, and Michael W. Roberge, an MFS Senior Vice President, a portfolio manager of the fund's fixed income securities. These individuals have been the series' portfolio managers since: Mr. Calabro - 1995, Mr. Enright - 1999, Mr. Gorham - January 2002, Mr. Mokas - 1998, Ms. Nurme - 1995 and Mr. Roberge - August 2002, and have been employed in the MFS investment management area since: Mr. Calabro - 1992, Mr. Enright - 1986, Mr. Gorham - 1992, Mr. Mokas - 1990, Ms. Nurme - 1987 and Mr. Roberge - 1996. Ms. Nurme is taking a sabbatical commencing on or about May 28 and ending on or about September 3, 2002.

Members of the team may change from time to time, and a current list of team members is available on the MFS Web site at www.mfs.com.

                 The date of this Supplement is August 26, 2002